UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Unicorn Park

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

As previously reported, on August 8, 2019, Replimune Group, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with SVB Leerink LLC (the “Agent”), pursuant to which the Company may sell, from time to time, at its option, shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), through the Agent (the “ATM Offering”).

On June 8, 2020, the Company and the Agent entered into Amendment No. 1 to the Sales Agreement (the “Amendment”) pursuant to which the Company and the Agent agreed to amend the Sales Agreement to reduce the aggregate offering amount of the ATM Offering under the Sales Agreement from $75,000,000 of Shares to $30,000,000 of Shares, inclusive of the approximately 287,559 shares of Common Stock sold in the ATM Offering prior June 8, 2020 for gross proceeds of approximately $4.6 million.

The Shares to be sold under the Sales Agreement as amended by the Amendment, if any, will be issued and sold by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or in negotiated transactions, if authorized by the Company, in each case, pursuant to the registration statement on Form S-3 (File No. 333-233147) which was previously filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2019 and declared effective by the SEC on August 15, 2019 (the “Registration Statement”). The Company has agreed to file a prospectus supplement related to the reduction in the aggregate offering price of the ATM Offering prior to making any further sales under the ATM Offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: June 8, 2020	By:	/s/ Jean Franchi
Jean Franchi
Chief Financial Officer